                         UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                          ____________________ DIVISION

In Re: PATHNET, INC.                  )          Chapter          11
                                       )
                                                  Case Number BK-01-12265

                           DEBTOR(S)    )
----------------------------------------

MONTHLY OPERATING REPORT   Calendar Month  June 1, 2001  to June 30, 2001

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:     Cash            Accrual  X

2.       PREPARER: State the name, address,  telephone number and position of the person(s) who actually compiled the information contained in this report.

     See Attached
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

3.       NUMBER OF EMPLOYEES paid during this period:  144

4.       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the
last reporting period?    Yes              No  X
                             ------------    ------------ .
If yes, explain below:

--------------------------------------------------------------------------------

5.       Are all BUSINESS LICENSES current? Yes     No  X   Not Applicable

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance          $  1,555,121
                                      --------------
         Collected this Period           (10,384)
         Ending Balance                1,544,737

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $  197,320   31-60 Days:  $  597,752   Over 60 Days: $680,589
                     ---------                 ---------                 --------

         If there are any POST-PETITION Accounts Receivable over 60 days, provide  schedule  AR  giving  a  listing  of  such  accounts  and  explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $  827,588  31-60 Days:  $  321,807     Over 60 Days: $531,084
                     ---------                 --------                 --------

         If there are any POST-PETITION Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explain the delinquencies.
                         SEE ATTACHMENT
9.       TAXES    Are all taxes being paid to the proper taxing authorities when
         due?   Yes            No     X   ,  On the attached
                   --------        -------

IRS Form 6123 report all tax deposits  made with any financial  institution  for federal  employment  taxes.  Be sure  the  form is  complete  and  signed  by an authorized employee of the receiving institution or taxing authority.  Attach to this report a completed  Form 6123 for each  deposit  made during the  reporting period.  Also attach copies of the monthly sales tax report,  payroll tax report and  unemployment  tax report with evidence of payment of BOTH FEDERAL AND STATE
TAXES.

10.      ESCROW ACCOUNTS.  Are you utilizing your tax account only for deposits
and payment of payroll and sales taxes?    Yes      No       .    N/A
                                              -----   ------
If no, explain:

-------------------------------------------------------------------------

11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
and are all current?  Yes   X         No        .
                          -----------   --------
Explain:
          --------------------------------------------

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto and TruckMay 26, 2002  Liability  May 26, 2002
                       -------------                    ------------------
         Fire                               Workers Comp May 26, 2002
                       -----------------                 ---------------

13.      ACTIONS OF THE DEBTOR.     During the last month, did the debtor:

         (A)      Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
          Yes            No    X       .
               --------      --------
Explain:
          ----------------------------------------------------------------------

         (B)      Maintain such stock, inventory, raw materials, insurance,
         employees and other resources as are necessary to preserve and maintain
         the going-concern value of the assets of the debtor?  Yes X      No     .
                                                                  -------  -----
    Explain:
           ---------------------------------------------------------------------

14.           TRANSFER  OR SALE OF  PROPERTY.  Did the debtor or any person with control over any of the debtor's assets  transfer,  convey or abandon any of the debtor's  assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes               No          X    .  Explain:
   ---------------    ------------           ---------------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary)

------------------ ---------------------- --------------- ----------------- ------------------------
                   Frequency of Payments  Amount of Each   Next Payment Due
   Creditor        per Contract (mo, qtr)    Payment                              Post-Petition
                                                                                Payments Not Made
------------------ ---------------------- --------------- ----------------- ------------- ----------
                                                                                  No.         Amt.
   -0-

------------------ ---------------------- --------------- ----------------- ------------- ----------

16.      PAYMENTS TO PROFESSIONALS (Attorneys,  Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during reporting period:
(Attach additional sheets, if necessary.)

------------------------ ------------------------- --------------------------

     Professional               Service                        Amount
------------------------ ------------------------- --------------------------
Covington & Burling                 Legal                      148,032.81
Policano & Manzo. LLC               Consulting                 121,225.05
Houlihan Lockey Howard & Zukin      Legal                       51,419.06

------------------------ ------------------------- --------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    $

18.      VERIFICATION:   I  declare  under  penalty  of  perjury  that  the
information  contained  in this monthly  operating  report  (including  attached schedules)  is true and  correct to the best of my  knowledge,  information  and belief.

Dated:       7-18-01                               DEBTOR-IN-POSSESSION
         -----------------------------------

Name/Title  James M. Craig                         By  /S/ James M. Craig
            --------------------------------           -------------------------
Address:  11720 Sunrise Valley Drive
        ------------------------------------
   Reston, Virginia, 20165                        Phone 703-390-2801
--------------------------------------------            ------------------------

# 2  PREPARER

     Najma Khan
     Director, Taxation and External Reporting
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Todd Morgan
     Staff Accountant/Inter-Company Analyst
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Jeff Clincy
     Staff Accountant/Fixed asset Accountant
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

                                              EASTERN DISTRICT OF VIRGINIA

In re   Pathnet Inc.                                               CASE NO.   BK-01-12265
                                                                   REPORTING PERIOD:  JUNE 30, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      yes
     Copies of bank statements                                                                yes
     Cash disbursements journals                                                              yes
Statement of Operations                                                    MOR-2              yes
Balance Sheet                                                              MOR-3              yes
Status of Postpetition Taxes                                               MOR-4              yes
    Copies of IRS Form 6123 or payment receipt                                                n/a
    Copies of tax returns filed during reporting period                                       n/a
Summary of Unpaid Postpetition Debts                                       MOR-4              yes
    Listing of aged accounts payable                                                          yes
Accounts Receivable Reconciliation and Aging                               MOR-5              yes
Debtor Questionnaire                                                       MOR-5              yes
--------------------------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date 7-18-01

James M. Craig
---------------------------------------                                      CFO
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                        FORM MOR
                                                                                                   (9/99)

IN RE  PATHNET INC.                                                          CASE NO.  BK-01-12265
                                         Debtor                              REPORTING PERIOD: JUNE 30, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

--------------------------------------------------------------------------------------------------------------------------------
                                         BANK ACCOUNTS                     CURRENT MONTH         CUMULATIVE FILING TO DATE
                             OPER.     PAYROLL  MEDICAL     OTHER        ACTUAL   PROJECTED         ACTUAL      PROJECTED*
CASH BEGINNING  OF MONTH  2,420,352    291,671  -54,388   3,599,081    6,256,715  7,636,111       7,956,042     7,956,042
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

RECEIPTS
CASH  SALES                                                                    0
ACCOUNTS RECEIVABLE          79,832                                       79,832    199,737         880,678       831,723
LOANS AND ADVANCES                                                             0                          0             0
SALE  OF  ASSETS                                                               0                          0             0
OTHER  DEPOSITS              13,588               7,815                   21,403                    237,535     2,874,000
TRANSFERS  (Wires)        1,500,000  1,492,854   49,383                3,042,236                  8,472,058             0
TRANSFER - KERP ACCOUNT                592,092                           592,092                    592,092             0
TRANSFERS (Wires)-LOC COLL   21,338                       2,994,377    3,015,715                  3,015,715             0
OTH (TRNSFR FROM MED. ESCROW)                    91,668                   91,668                    133,327             0
VOIDS                                             1,094                    1,094                    260,387             0
INTERCOMPANY SERVICES       767,937                                      767,937  1,327,500       2,170,230     3,970,614
INTEREST INCOME               3,568                          19,986       23,554     50,517          52,652       141,752
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
    TOTAL  RECEIPTS       2,386,263  2,084,946  149,959   3,014,363    7,635,531  1,577,754      15,814,674     7,818,089
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

DISBURSEMENTS
NET PAYROLL                         -1,043,700                        -1,043,700 -1,570,000      -2,961,743    -3,611,000
PAYROLL TAXES                         -576,748                          -576,748          0      -1,579,363    -1,099,000
SALES, USE, & OTHER TAXES                                                  0          0               0             0
INVENTORY PURCHASES                                                            0          0               0             0
SECURED/ RENTAL/ LEASES                                                        0   -233,500        -111,746      -934,000
MEDICAL CLAIM PAYMENTS                          -92,144                  -92,144          0        -174,284             0
ADMINISTRATIVE             -494,706                                     -494,706   -423,303      -1,152,969    -1,476,569
SELLING                                                                        0          0               0             0
OTHER                      -103,559    -12,910      -10        -434     -116,913          0        -210,301             0
INTERCOMPANY SERVICES                                                          0          0               0             0
CAPITAL EXPENDITURES                                                           0                          0       -16,500
OWNER DRAW **                                                                  0          0               0             0
TRANSFERS (WIRE)         -1,542,236                      -1,500,000   -3,042,236          0      -8,527,073             0
OTHER-TRANSFER TO POI CR BAL          -212,424                          -212,424          0        -739,861             0
CONTINGENCY                                                                    0   -200,000               0      -600,000
PROFESSIONAL FEES          -320,677                                     -320,677   -375,000        -320,677      -750,000
EMPLOYEE RETENTION PLAN    -937,954                                     -937,954          0        -937,954      -875,000
U.S. TRUSTEE  QUARTERLY FEES                                                   0          0               0             0
COURT COSTS                                                                    0          0                             0
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
TOTAL DISBURSEMENTS      -3,399,132 -1,845,782  -92,154  -1,500,434   -6,837,502 -2,801,803     -16,715,972    -9,362,069
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

NET CASH FLOW            -1,012,869    239,164   57,806   1,513,929      798,029 -1,224,049        -901,298    -1,543,980
(RECEIPTS LESS DISBURSEMENTS)
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
CASH - END OF MONTH       1,407,482    530,835    3,418   5,113,010    7,054,743  6,412,062       7,054,744     6,412,092
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

--------------------------------------------------------------------------------------------------------------------------------
*   THE BEGINNING PROJECTED CASH BALANCE AT THE FILING DATE IS THE ACTUAL CASH BALANCE AT APRIL 2, 2001. PROJECTED CASH INFLOWS
    AND OUTFLOWS ARE BASED ON THE CASH FORECAST PROVIDED TO THE TRUSTEE WITH THE INITIAL MONTHLY OPERATING REPORT.
**  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
*** TRANSFER FROM VARIOUS ESCROWS TO CHECKING ACCOUNT

                                               THE FOLLOWING SECTION MUST BE COMPLETED
--------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                             6,837,502
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
                                                                                                               ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                 6,837,502
                                                                                                               ----------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FORM MOR-1
                                                                                                                    (9/99)

In re  Pathnet Inc.                                                            Case No.  BK-01-12665
                                   Debtor                                      Reporting Period:  JUNE 30, 2001

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

--------------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll               Medical               Other

BALANCE PER BOOKS

BANK BALANCE                            See Attachment
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                    Ck. #      Amount     Ch. #     Amount     Ck. #      Amount     Ck. #     Amount

--------------------------------------------------------------------------------------------------------------------------------

OTHER

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)

In re  Pathnet Inc.                                                         Case No.  BK-01-12265
                                    Debtor                                  Reporting Period.:  JUNE 30, 2001

                                                 STATEMENT OF OPERATIONS
                                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
REVENUES                                                                                   MONTH            FILING TO DATE
Gross Revenues                                                                            -242,305               1,502,533
Less:  Returns and Allowances                                                                    0                       0
                                                                                        ----------             -----------
Net Revenue                                                                             $ (242,305)             $1,502,533
                                                                                        ----------             -----------
COST OF GOODS SOLD
Beginning Inventory                                                                                                      0
Add: Purchases                                                                                                           0
Add: Cost of Labor                                                                         255,180                 905,513
Add: Other Costs (attach schedule)                                                       1,424,085               2,405,910
Less: Ending Inventory                                                                           0                       0
                                                                                        ----------             -----------
Cost of Goods Sold                                                                       1,679,265               3,311,891
                                                                                        ----------             -----------
Gross Profit                                                                           $(1,921,570)            $(1,808,891)

OPERATING EXPENSES
Advertising                                                                               -127,009                -127,009
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                                 271,431                 648,535
Insider Compensation*                                                                      113,508                 330,177
Insurance                                                                                   22,917                 114,341
KERP payments                                                                              409,700                 409,700
Office Expense                                                                               9,871                  39,490
Pension & Profit-Sharing Plans                                                                                       0
Repairs and Maintenance                                                                      1,231                   3,985
Rent and Lease Expense                                                                      38,108                 330,500
Salaries/Commissions/Fees                                                                  764,568               2,782,953
Supplies                                                                                     2,151                   6,588
Taxes - Payroll                                                                             72,500                 224,945
Taxes - Real Estate                                                                        200,000                 600,000
Taxes - Other                                                                                2,606                  64,518
Travel and Entertainment                                                                    85,880                 157,979
Utilities                                                                                   48,635                 147,722
Other (attach schedule)                                                                  2,265,179                -112,345
                                                                                        ----------             -----------
Total Operating Expenses Before Depreciation                                             4,181,276               5,622,079
Depreciation/Depletion/Amortization                                                       -282,475                -847,424
                                                                                        ----------             -----------
Net Profit (Loss) Before Other Income & Expenses                                       ($6,385,321)            ($8,278,393)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              62,057                 443,545
Interest Expense                                                                          -268,573                -662,839
Other Expense (attach schedule)                                                           -173,261                -173,261
                                                                                        ----------             -----------
Net Profit (Loss) Before Reorganization Items                                          ($6,765,099)            ($8,670,948)
REORGANIZATION ITEMS
Professional Fees                                                                        1,000,000               3,000,000
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                        ----------             -----------
Total Reorganization Expenses                                                            1,000,000               3,000,000
Income Taxes
                                                                                        ----------             -----------
Net Profit (Loss)                                                                      ($7,765,099)           ($11,670,948)
                                                                                        ----------             -----------

--------------------------------------------------------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                                FORM MOR-2
                                                                                                   (9/99)

In re  Pathnet Inc._                                            Case No.  BK-01-12265
                        Debtor                                  Reporting Period:  JUNE 30, 2001

--------------------------------------------------------------------------------------------------------------------------------
                                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                                     MONTH               FILING TO DATE

OTHER COSTS
Lease expense (space, tower) & LEC Access charges                              1,187,853                1,715,310
Maintenance                                                                       88,362                  302,479
Utility*                                                                         -50,573                  240,977
Warehousing costs                                                                      0                    5,880
Intercompany allocations                                                               0                 -298,179
Other Costs                                                                      198,444                  439,444
                                                                               ---------                ---------
                                                       TOTAL                   1,424,085                2,405,910
                                                                               ---------                ---------
OTHER OPERATIONAL EXPENSES
Cheap Stock Amortization                                                               0                  170,402
Intercompany Allocation for Services preformed for Pathnet Operating**         2,324,955                 -345,790
Legal Expense/Accounting*                                                        -52,356                  -57,043
Misc Expense*                                                                    -69,171                  -67,433
Temporary Services                                                                19,075                   46,547
Bank Charges                                                                       1,878                   17,662
PPE Reserve                                                                       40,000                  120,000
Dues and Subscriptions                                                               798                    3,311
                                                                               ---------                ---------
                                                       TOTAL                   2,265,179                 -112,345
                                                                               ---------                ---------

OTHER INCOME
Interest Income Texaco Escrow                                                      1,002                    3,461
Interest Income BN Escrow                                                         10,001                   34,544
Interest Income Bank of NY                                                         1,095                    1,804
Interest Income SunTrust investment account                                       45,208                  145,456
Interest Income Wilmington Trust                                                   4,752                    9,793
Void Checks - other income                                                                                248,226
Sale of Computer                                                                                              263
                                                                               ---------                ---------
                                                       TOTAL                      62,057                  443,545
                                                                               ---------                ---------
OTHER EXPENSES
Net write off of cash owed from POI for payroll (expenses reports)              -173,261                 -173,261

                                                                               ---------                ---------
                                                       TOTAL                    -173,261                 -173,261
                                                                               ---------                ---------

OTHER REORGANIZATION EXPENSES

--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated  during the chapter 11 case, which would not have been  earned but for the  bankruptcy  proceeding,  should be  reported as a reorganization item.

* -  negative  items  generally  relate to a reversal of an  overprovision  in prior periods.

** - The interncompany  allocation was formally based on revenue split. It has been amended to reflect the apprived methodology. FORM MOR-2 (CON'T) (9/99)

In re    Pathnet Inc.                                                    Case No.   BK-01-12265
                                            Debtor                       Reporting Period:    JUNE 30, 2001

                                        BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.
--------------------------------------------------------------------------------------------------------------------------------
                                                       BOOK VALUE AT END OF       BOOK VALUE ON
                      ASSETS                         CURRENT REPORTING MONTH       PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                              7,054,743            7,956,042
Restricted Cash and Cash Equivalents **                        8,985,631           10,895,450
Accounts Receivable (Net)                                      2,886,398            1,845,880
Notes Receivable
Inventories
Prepaid Expenses                                                 593,605              649,520
Professional Retainers                                           600,000              600,000
Other Current Assets (attach schedule)                           125,398              104,743
                                                           -------------         ------------
TOTAL CURRENT ASSETS                                          20,245,775           22,051,635
                                                           -------------         ------------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                15,521,338           15,739,608
Machinery and Equipment
Furniture, Fixtures and Office Equipment                       7,658,127            7,634,119
Leasehold Improvements                                           993,290              993,290
Vehicles
Less Accumulated Depreciation                                 -5,135,540           -4,288,116
                                                           -------------         ------------
TOTAL PROPERTY & EQUIPMENT                                    19,037,215           20,078,901
                                                           -------------         ------------
OTHER ASSETS
Loans to Insiders*                                           127,732,574          130,182,166
Other Assets (attach schedule)                                14,166,138           14,607,731
                                                           -------------         ------------
TOTAL OTHER ASSETS                                           141,898,712          144,789,897
                                                           -------------         ------------
TOTAL ASSETS                                                 181,181,702          186,920,433
                                                           =============          ===========

                                                       BOOK VALUE AT END OF       BOOK VALUE ON
           LIABILITIES AND OWNER EQUITY              CURRENT REPORTING MONTH      PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                               1,680,478
Taxes Payable (refer to FORM MOR-4)                              779,061
Wages Payable                                                     63,970
Notes Payable
Rent / Leases - Building/Equipment                                 1,702
Secured Debt / Adequate Protection Payments
Professional Fees                                              2,679,323
Amounts Due to Insiders-Pathnet Operating, Inc. re KERP          528,254
Other Postpetition Liabilities (attach schedule)                 108,707
                                                           -------------         ------------
TOTAL POSTPETITION LIABILITIES                                 5,841,495
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                               387,706,904          387,652,191
Deferred Expense                                                 668,993              632,984
Loans from insiders                                            7,983,195            7,983,195
                                                           -------------         ------------
TOTAL PRE-PETITION LIABILITIES                               396,359,092          396,268,370
                                                           -------------         ------------
TOTAL LIABILITIES                                            402,200,587          396,268,370
OWNER EQUITY
Capital Stock                                                    188,423              188,423
Additional Paid-In Capital                                    42,076,261           42,076,261
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                            -251,612,621         -251,612,621
Retained Earnings - Postpetition                             -11,670,948
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                           -------------         ------------
NET OWNER EQUITY                                            -221,018,885         -209,347,937
                                                           -------------         ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                         181,181,702          186,920,433
                                                           =============         ============
--------------------------------------------------------------------------------------------------------------------------------

                                                   .                               FORM MOR-3
*    "Insider" is defined in 11 U.S.C. Section 101(31).                                (9/99)

**   Restricted Cash: cash  that  is  restricted  for a  specific  use  and  not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re   Pathnet Inc.                                                           Case No.   BK-01-12265
                                   Debtor                                      Reporting Period:  JUNE 30, 2001

                                           BALANCE SHEET - continuation sheet
--------------------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
                           ASSETS                                     CURRENT REPORTING MONTH      PETITION DATE
Other Current Assets
          Interest Receivable Suntrust Investment account                          20,359                  5,660
          Employee Advances                                                         4,945                  3,377
          Deposits                                                                 95,530                 94,550
          Due from Pathnet Operating, Inc.                                          2,502                      0
          Petty Cash                                                                2,062                  1,157
                                                                              -----------           ------------
                                                       Total                      125,398                104,743
                                                                              -----------           ------------
Other Assets
          Deferred Financing Costs                                             13,461,122             13,950,146
          Deferred Income- KN                                                     705,016                657,585
                                                                              -----------           ------------
                                                       Total                   14,166,138             14,607,731
                                                                              -----------           ------------

                                                                 BOOK VALUE AT END OF             BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH            PETITION DATE
Other Postpetition Liabilities

          PSI Net Deposit                                                          25,000                      0
          Garnishment payable                                                       3,387
          Flexible spending account                                                20,454
          401K deferred compensation                                               27,130
          State fees                                                               32,736

                                                                              -----------           ------------
                                                       Total                      108,707                      0
                                                                              -----------           ------------
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

----------------------------------------------------------------------------------------------------------------

                                                       FORM MOR-3 (CON'T) (9/99)

                                                                FORM MOR-3(CONT)
                                                                         ((9/99)

In re  Pathnet Inc.                                                               Case No. BK-01-12265
                              Debtor                                              Reporting Period: JUNE 30, 2001

                                               STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

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                                              BEGINNING    AMOUNT                                               ENDING
                                                 TAX    WITHHELD OR       AMOUNT      DATE       CHECK NO.        TAX
                                             LIABILITY     ACCRUED          PAID      PAID        OR EFT       LIABILITY
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Federal
Withholding                                         -                                                                  -
FICA-Employee                                       -                                                                  -
FICA-Employer                                       -                                                                  -
Unemployment                                        -                                                                  -
Other: paid to ADP for total taxes due                      711,687      -576,748   6/15 &6/30     eft        134,939
                                             --------     ---------    ----------                               ---------
   Total Federal Taxes                                      711,687      (576,748)                                134,939
                                             --------     ---------    ----------                               ---------
STATE AND LOCAL
Withholding                                         -                               6/15&6/30      eft
Sales                                          16,245        -7,181        (1,589)                                  7,475
Excise
Unemployment                                                                        5/15&5/31      eft
Real Property
Personal Property                             376,029       205,059        (4,561)                                576,527
Other: Income and Franchise taxes              60,085           972          (937)                                 60,120
                                             --------     ---------    ----------                               ---------
   Total State and Local                      452,359       197,878        (7,087)                                644,122
                                             --------     ---------    ----------                               ---------
TOTAL TAXES                                   452,359       909,565      (583,835)                                779,061
                                             --------     ---------    ----------                               ---------
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                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
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                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90       Total
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Accounts Payable                         827,588     321,807        511,083                                 1,680,478
Taxes Payable                            197,878     581,183                                                  779,061
Wages Payable-accrued 07/02 payroll net   63,970                                                               63,970
Rent/Leases-Building                       1,702                                                                1,702
Rent/Leases-Equipment                                                                                               0
Secured Debt/Adequate Protection Payments                                                                           0
Professional Fees                        679,323   1,000,000      1,000,000                                 2,679,323
Amounts Due to Insiders - POI re KERP    528,254                                                              528,254
Other:__________________________           5,546      78,161         25,000                                   108,707
Other:__________________________                                                                                    0
                                      ----------  ----------     ----------    -----------    -----------   ---------
TOTAL POSTPETITION DEBTS               2,304,261   1,981,151      1,556,083              0              0   5,851,495
                                      ----------  ----------     ----------    -----------    -----------   ---------
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EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re  Pathnet Inc.                                                   Case No.  BK-01-12265
                              Debtor                                  Reporting Period: JUNE 30, 2001

                       ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

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ACCOUNTS RECEIVABLE RECONCILIATION                                       AMOUNT
Total Accounts Receivable at the beginning of the reporting period     $3,355,488
+ Amounts billed during the period                                      ($255,258)
- Amounts collected during the period                                     $79,832
                                                                       ----------
Total Accounts Receivable at the end of the reporting period           $3,020,398
                                                                       ----------

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
0 - 30 days old                                                          $197,320
31 - 60 days old                                                         $597,752
61 - 90 days old                                                         $680,589
91+ days old                                                           $1,544,737
                                                                       ----------
Total Accounts Receivable                                              $3,020,398
Amount considered uncollectible (Bad Debt)                               $134,000
                                                                       ----------
Accounts Receivable (Net)                                              $2,886,398
                                                                       ----------
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                                   DEBTOR QUESTIONNAIRE
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MUST BE COMPLETED EACH MONTH                                                                 YES        NO
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                      X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                              X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                               X
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A number of tax filings are pending,  waiting for  accounting  information to be made available or checks to be released.

                                                                                 FORM MOR-5
                                                                                  (9/99)